Acquisition of businesses (Details) - USD ($) $ in Millions	Jun. 30, 2022	Jun. 30, 2021
Amounts recognised as of acquisition date for each major class of assets acquired and liabilities assumed [line items]
Property, plant and equipment	$ 13
Right-of-use assets	12
Acquired research and development	1,223	$ 161
Deferred tax assets	53	12
Other current assets	5
Cash and cash equivalents	89	6
Deferred tax liabilities	(303)	(31)
Current and non-current lease liabilities	(12)
Trade payables and other liabilities	(68)	(3)
Net identifiable assets acquired	1,012	145
Acquired cash and cash equivalents	(89)	(6)
Non-controlling interests		(22)
Goodwill	163	112
Net assets recognized as a result of acquisitions of business	1,086	229
Goodwill expected to be deductible for tax purposes	$ 0	$ 0